SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.     )

Filed by the registrant / /
Filed by a party other than the registrant / /
Check the appropriate box:
/ /  Preliminary proxy statement
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


              ------------------------------------------------
              (Name of Registrant as Specified in Its Charter)



                -----------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/ /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transactions applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


     (4) Proposed maximum aggregate value of transaction:

N/A
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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     * Set forth the amount on which the filing fee is calculated and state how it was determined.



                 DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
                       DREYFUS MUNICIPAL INCOME, INC.
                   DREYFUS NEW YORK MUNICIPAL INCOME, INC.


                  Notice of Annual Meetings of Stockholders


To the Stockholders:
    The Annual Meeting of Stockholders of each of Dreyfus California Municipal Income, Inc., Dreyfus Municipal Income, Inc. and Dreyfus New York Municipal Income, Inc. (each, a "Fund" and, collectively, the "Funds") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Friday, September 12, 1997 at 10:00 a.m., for the following purposes:
    1. To elect three Class I Directors to serve for a three year term and until their successors are duly elected and qualified.
    2.      To ratify the selection of the Fund's independent auditors.
    3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.
    Stockholders of record at the close of business on July 23, 1997 will be entitled to receive notice of and to vote at the meeting.

                                    By Order of the Board



                                    John E. Pelletier
                                    Secretary

New York, New York
July 29, 1997


                     WE NEED YOUR PROXY VOTE IMMEDIATELY

 A STOCKHOLDER MAY THINK HIS VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY
 LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF EACH FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND(S) TO HOLD THE MEETING(S) AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                 DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
                       DREYFUS MUNICIPAL INCOME, INC.
                   DREYFUS NEW YORK MUNICIPAL INCOME, INC.


                          COMBINED PROXY STATEMENT


                       Annual Meeting of Stockholders
                  to be held on Friday, September 12, 1997

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of Dreyfus California Municipal Income, Inc. ("DCMI"), Dreyfus Municipal Income, Inc. ("DMI") and Dreyfus New York Municipal Income, Inc. ("DNYMI") (each, a "Fund" and, collectively, the "Funds") to be used at the Annual Meeting of Stockholders of each Fund to be held on Friday, September 12, 1997 at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meetings of Stockholders. Stockholders of record at the close of business on July 23, 1997 are entitled to be present and to vote at the meeting. Each Fund share is entitled to one vote. Stockholders can vote only on matters affecting the Fund(s) of which they are stockholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned,it nevertheless may be revoked by another proxy or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby cancelling any proxy previously given. As of July 23, 1997, the Funds had outstanding the following number of shares: Dreyfus California
Municipal Income, Inc. $4,504,884; Dreyfus Municipal Income,   Inc.
$20,227,406; and Dreyfus New York Municipal Income, Inc. $3,763,346.
    It is estimated that proxy materials will be mailed to stockholders of record on or about August 1, 1997. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. Copies of each Fund's most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-334-6899.
    Stockholders of each Fund will vote as a single class and will vote separately on each proposal on which stockholders of that Fund are entitled to vote. If a proposal is approved by stockholders of one Fund and disapproved by stockholders of any other Fund, the proposal will be implemented only for the Fund that approved the proposal. Therefore, it is essential that stockholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive.
                      PROPOSAL 1. ELECTION OF DIRECTORS
    Each Fund's Board of Directors is divided into three classes with the terms of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of three Class I Directors to serve for three year term and until their respective successors are duly elected and qualified. The individual nominees (the "Nominees") proposed for election are listed below. Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Board member of each Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund's continuing Directors and other relevant information is set forth on Exhibit A. Unless otherwise indicated, information set forth herein applies to all Funds.

Name of Nominee, Principal                                       Year
Occupation and Business Experience for               Director    Term
Past Five Years                             Age       Since    Expires

CLASS I:
LUCY WILSON BENSON                           69        1988      2000
    President  of  Benson and  Associates,
consultants  to business and government.
Mrs. Benson is a director of
Communications Satellite Corporation,
General RE Corporation and Logistics
Management Institute.  She is also a
Trustee of the Alfred P. Sloan Foundation,
Vice Chairman of the Board of Trustees  of
Lafayette  College, Vice Chairman  of  the
Citizens Network for Foreign Affairs and a
member of the Council on Foreign
Relations. From 1980 to 1994, Mrs.  Benson
was a director of the Grumman Corporation.
Mrs. Benson served as a consultant to  the
U.S.  Department of State and to SRI
International from 1980 to 1981. From 1977
to 1980, she was Under Secretary of State
for Security Assistance, Science and
Technology.  Her address is 46 Sunset
Avenue, Amherst, Massachusetts 01002.
*DAVID W. BURKE                               61        1994      2000
    Chairman of the Broadcasting Board  of
Governors, an independent board within the
United  States  Information Agency,  since
August  1995. From August 1994 to December
1994,  Mr. Burke was a Consultant  to  The
Dreyfus   Corporation  ("Dreyfus"),   each
Fund's   Investment  adviser,  and,   from
October  1990 to August 1994, he was  Vice
President and Chief Administrative Officer
of  Dreyfus. From 1977 to 1990, Mr.  Burke
was involved in the management of national
television  news,  as Vice  President  and
Executive Vice President of ABC News,  and
subsequently as President of CBS News. His
address is Box 654, Eastham, Massachusetts
02642.
MARTIN D. FIFE                                70        1988      2000
   Chairman of the Board of Magar, Inc., a
company specializing in financial products and developing early stage companies, since November 1987. Mr. Fife is also
Chairman of the Board and Chief Executive
Officer of Skysat Communications Network
Corporation, a company developing
telecommunications systems. From 1960 to
1994, Mr. Fife was President of Fife
Associates, Inc. He also serves on the
boards of various other companies.  His
address is The Chrysler Building, 405
Lexington Avenue, New York, New York
10174.

* "Interested person" as defined in the Investment Company Act of 1940, as amended(the "Act").

    The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees. Each Fund has an audit committee comprised of its Directors who are not "interested persons" (as defined in the Act) of the Fund, the function of which is to routinely review financial statements and other audit-related matters as they arise throughout the year. None of the Funds has a standing nominating or compensation committee or any committee performing similar functions. Certain information concerning each Fund's officers is set forth in Exhibit A.
    Each Fund typically pays its Board members an annual retainer of $2,500 and a $250 per meeting fee and reimburses them for their expenses. The Chairman of the Board, receives an additional 25% in annual retainer and per meeting attendance fees. The Funds do not pay any other remuneration to their officers and Board members, and none of the Funds has a bonus, pension, profit-sharing or retirement plan.
    The aggregate amount of compensation paid to each Nominee by each Fund for the fiscal year ended September 30, 1996, and by all other funds in the Dreyfus Family of Funds for which such Nominee is a Board member for the year ended December 31, 1996 (the number of which is set forth in parenthesis next to each Nominee's total compensation) was as follows:

                                                   Total
                                                compensation
                                               from Funds and
                            Aggregate           fund complex
Name of Nominee            compensation           paid to
and Fund                  from each Fund*          Nominee

Lucy Wilson Benson                            $  69,018 (12)
 DCMI                         $3,500
 DMI                          $3,500
 DNYMI                        $3,500
David W. Burke                                 $232,699 (51)
 DCMI                         $3,500
 DMI                          $3,500
 DNYMI                        $3,500
Martin D. Fife                                $  54,167 (11)
 DCMI                         $3,500
 DMI                          $3,500
 DNYMI                        $3,500

    * Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,429 for DCMI, DMI and DNYMI in the aggregate, for all Directors as a group.

    For each Fund, election of each of the Nominees requires the affirmative vote of a plurality of the votes cast at the FundOs meeting.

      PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
    The Act requires that each Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the Act) of the Fund; that such selection be submitted for ratification or rejection at the Annual Meeting of Stockholders; and that the employment of such independent auditors be conditioned upon the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. Each Fund's Board of Directors, including a majority of those Directors who are not "interested persons," approved the selection of Ernst & Young LLP for the fiscal year ending September 30, 1997 at a Board meeting held on January 30, 1997. Accordingly, the selection by each Fund's Board of Directors of Ernst
& Young LLP as independent auditors of the Fund for the fiscal year ending September 30, 1997, is submitted to stockholders for ratification or rejection. Apart from its fees received as independent auditors, neither Ernst & Young LLP nor any of its partners has a direct, or material indirect, financial interest in the Fund or Dreyfus.
    Ernst & Young LLP, a major international accounting firm, have acted as auditors of each Fund since the Fund's organization. Each Fund's Board believes that the employment of the services of Ernst & Young LLP for the fiscal year ending September 30, 1997 is in the best interests of the Fund.
    A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

  EACH FUND'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF
           ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE FUND.

                                OTHER MATTERS
    If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.
    Each Fund's Board is not aware of any other matter which may come before the meeting. However, should any such matters with respect to one or more Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.
   Each Fund will bear its pro rata share of the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and each Fund may pay persons holding shares of a Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.
   Proposals that stockholders wish to include in any FundOs proxy statement for such Fund's next Annual Meeting of Stockholders must be sent to and received by such Fund no later than December 31, 1997 at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166,
Attention: General Counsel.

                     NOTICE TO BANKS, BROKER/DEALERS AND
                     VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the appropriate Fund, in care of Proxy Services Corporation, 777 Jersey Avenue, Jersey City, NJ 07302, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: July 29,1997

                                 EXHIBIT A
                                   PART I
    Part I sets forth information relevant to the continuing Directors. Unless otherwise indicated the information set forth herein applies to all Funds.
Name of Continuing Director, Principal                              Year
Occupation and Business Experience for                  Director    Term
Past Five Years                                Age       Since    Expires

CLASS II:
WHITNEY I. GERARD                               62        1988      1998
  Partner of the New York City law firm of
Chadbourne  &  Parke. His  address  is  30
Rockefeller  Plaza,  New  York,  New  York
10112.
ROBERT R. GLAUBER                               58       (1988)     1998
  Research Fellow, Center for Business                    1992*
and Government at the John F. Kennedy
School of Government, Harvard University,
since January 1992.  Mr. Glauber was
Under Secretary of the Treasury for Finance
at the U.S. Treasury Department from May 1989
to  January 1992. For more than five years
prior  thereto, he was a Professor of
Finance at the Graduate School of Business
Administration of Harvard University, and
from 1985 to 1989, Chairman of its
Advanced Management Program.  He is a
director of MidOcean Reinsurance Co. Ltd.
and Cooke & Bieler, Inc., investment
counselors.  His address is 79 John F.
Kennedy Street, Cambridge, Massachusetts
02138.
ARTHUR A. HARTMAN                               71        1989      1998
   Senior  consultant with APCO Associates
Inc. From  1981 to 1987, he was United
States Ambassador to the former Soviet
Union.  He is a director of the Hartford
Insurance Group and a member of the
advisory councils of several other
companies, research institutes and
foundations. He is Chairman of First  NIS
Regional Funds (ING/Barings Management)
and former President of the Harvard Board of Overseers. His address is 2738 McKinley
Street, N.W., Washington, D.C. 20015.

*Mr. Glauber was elected to the Board of each Fund on September 15, 1988 and re signed on October 1, 1988 to accept a government position. He was re-elected to the Board of each Fund on January 30, 1992.

                                                                         Year
Name of Continuing Director, Principal Occupation             Director   Term
and Business Experience for Past Five Years           Age      Since    Expires

CLASS III:
* JOSEPH S. DiMARTINO                                 53        1995      1999
   Chairman of the Board of each Fund.
Since January 1995, Chairman of the Board
of various funds in the Dreyfus Family of
Funds. He is also Chairman of the Board of
Directors of Noel Group, Inc., a venture
capital company, and Staffing Resources,
Inc.; and a director of The Muscular
Dystrophy Association, HealthPlan Services
Corporation,   Carlyle  Industries, Inc.
(formerly, Belding Heminway Company,
Inc.), a button packager and distributor,
and  Curtis Industries, Inc., a national
distributor of security products,
chemicals and automotive and other
hardware.  For more than five years prior
to January 1995, he was President, a
director and, until August 1994, Chief
Operating Officer of Dreyfus and Executive
Vice  President and a director of  Dreyfus
Service  Corporation, a wholly-owned
subsidiary of Dreyfus. From August 1994 to
December 31, 1994, he was a director of
Mellon Bank Corporation. His address is
200 Park Avenue, New York, New York 10166.
GEORGE L. PERRY                                       63        1989      1999
   An  economist and Senior Fellow at  the
Brookings Institution since 1969. He is co-
director of the Brookings Panel on
Economic Activity and editor of its
journal, The Brookings Papers. He is also
a director of the State Farm Mutual
Automobile Association and State Farm Life
Insurance Company, and a trustee of
Federal Realty Investment Trust. His
address is 1775 Massachusetts Avenue,
N.W., Washington, D.C. 20015.
PAUL WOLFOWITZ                                        51        1994      1999
    Dean of The Paul H. Nitze School of
Advanced International Studies at Johns
Hopkins University. From 1989 to 1993, he was Under Secretary of Defense for Policy.
From  1986 to 1989, he was the U.S.
Ambassador to the Republic of Indonesia.
From 1982 to 1986, he was Assistant
Secretary of State of East Asian and
Pacific Affairs of the Department of
State. His address is 1740 Massachusetts
Avenue, N.W., Washington, D.C. 20036.

*  "Interested person" as defined in the Act.

                    PERTAINING TO THE BOARD OF EACH FUND
 - Number of Board and committee meetings held during the last fiscal year:
  DCMI: 8
  DMI: 8
  DNYMI: 8
 - Directors, if any, attending fewer than 75% of all Board and committee meetings, as applicable, held in the last fiscal year during the period the Director was in office:
  DCMI: NONE
  DMI: NONE
  DNYMI: NONE
   As of July 29, 1997, Directors and officers of the Funds, as a group (18 persons), owned less than 1% of each Fund's outstanding shares.

   Compensation Table. The aggregate amount of compensation paid to each continuing Director by each Fund for the fiscal year ended September 30, 1996 and by all other funds in the Dreyfus Family of Funds for which such continuing Director is a Board member for the year ended December 31, 1996 (the number of which is set forth in parenthesis next to each Director's total compensation) was as follows:
                                                   Total
                                                compensation
                                               from Funds and
                            Aggregate           fund complex
Name of Continuing         compensation           paid to
Director and Fund        from each Fund*        Board Member

Whitney I. Gerard                             $  58,417 (11)
 DCMI                         $3,500
 DMI                          $3,500
 DNYMI                        $3,500
Robert R. Glauber                              $103,549 (20)
 DCMI                         $3,500
 DMI                          $3,500
 DNYMI                        $3,500
Arthur A. Hartman                             $  58,167 (11)
 DCMI                         $3,500
 DMI                          $3,500
 DNYMI                        $3,500
Joseph S. DiMartino                            $517,075 (93)
 DCMI                         $4,375
 DMI                          $4,375
 DNYMI                        $4,375
George L. Perry                               $  58,167 (11)
 DCMI                         $3,500
 DMI                          $3,500
 DNYMI                        $3,500
Paul Wolfowitz                                $  48,046 (10)
 DCMI                         $3,500
 DMI                          $3,500
 DNYMI                        $3,500
    * Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,429 for DCMI, DMI and DNYMI in the aggregate, for all Directors as a group.

                                  PART II
   Part II sets forth information relevant to the executive officers of each Fund.

Name and Position                        Principal Occupation and Business
with Funds                   Age         Experience For Past Five Years

MARIE E. CONNOLLY
President and Treasurer      40          President, Chief Executive  Officer
                                         and  a  director  of  Premier  Mutual
                                         Fund Services, Inc.  ("Premier"), a
                                         distributor of mutual funds, and an
                                         officer of other investment companies
                                         advised or administered by Dreyfus.
                                         From December 1991 to July 1994, she
                                         was President and Chief Compliance
                                         Officer of Funds Distributor, Inc.,
                                         the ultimate parent of which is Boston
                                         Institutional Group, Inc.
JOHN E. PELLETIER
Vice President and Secretary 33          Senior Vice President and  General
                                         Counsel  of Premier and an officer of
                                         other investment companies advised or
                                         administered by Dreyfus.  From
                                         February 1992 to July 1994, he served
                                         as Counsel for The Boston Company
                                         Advisors, Inc.

ELIZABETH A. KEELEY
Vice President and Assistant
Secretary                    27          Vice  President of the Distributor and
                                         an officer of other investment
                                         companies advised or administered by
                                         Dreyfus.  She has been employed by
                                         Premier since September 1995.
DOUGLAS C. CONROY
Vice President and
Assistant Secretary          28          Supervisor of Treasury Services and
                                         Administration of Funds Distributor,
                                         Inc. and an officer of other
                                         investment companies advised or
                                         administered by Dreyfus. From April
                                         1993 to January 1995, he was a Senior
                                         Fund Accountant for Investors Bank and
                                         Trust Company. From December 1991 to
                                         March 1993, he was employed as a Fund
                                         Accountant at The Boston Company, Inc.

Name and Position                        Principal Occupation and Business
with Funds                 Age           Experience For Past Five Years

MARK A. KARPE
Vice President and
Assistant Treasurer        27            Senior Paralegal of Premier and
                                         an officer of other investment
                                         companies advised or administered by
                                         Dreyfus.  Prior to September 1993, he
                                         was employed as an Associate Examiner
                                         in the Enforcement Department of the
                                         National Association of Securities
                                         Dealers, Inc.
RICHARD W. INGRAM
Vice President and
Assistant Treasurer        41            Senior  Vice  President  and Director
                                         of Client Services and Treasury
                                         Operations of Funds Distributor, Inc.
                                         and an officer of other investment
                                         companies advised or administered by
                                         Dreyfus.  From March 1994 to November
                                         1995, he was Vice President and
                                         Division Manager for First Data
                                         Investor Services Group.  From 1989 to
                                         1994, he was Vice President, Assistant
                                         Treasurer and Tax DirectorDDMutual
                                         Funds of The Boston Company, Inc.
MARY A. NELSON
Vice  President and
Assistant Treasurer        33            Vice President and Manager  of
                                         Treasury Services and  Administration
                                         of Funds Distributor, Inc.  and an
                                         officer of other investment companies
                                         advised or administered by Dreyfus.
                                         From September 1989 to July 1994, she
                                         was an Assistant Vice President and
                                         Client Manager for The Boston Company,
                                         Inc.
MICHAEL S. PETRUCELLI
Vice President and
Assistant Treasurer        35            Director of Strategic  Client
                                         Initiatives for Funds Distributor,
                                         Inc.  and an officer of other
                                         investment companies advised or
                                         administered by Dreyfus.  From
                                         December, 1989 through November 1996,
                                         he was employed by GE Investments
                                         where he held various financial,
                                         business development and compliance
                                         positions.  He also served as
                                         Treasurer of GE Funds and as Director
                                         of the GE Investment Services.
JOSEPH F. TOWER, III
Vice President and
Assistant  Treasurer       35            Senior  Vice  President, Treasurer
                                         and Chief Financial Officer of Premier
                                         and an officer of other investment
                                         companies advised or administered by
                                         Dreyfus.  From July 1988 to August
                                         1994, he was employed by The Boston
                                         Company, Inc.  where he held various
                                         management positions in the Corporate
                                         Finance and Treasury areas.

   The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.





Enclosure                                        IMPORTANT

PLEASE ACT PROMPTLY
SIGN, DATE AND MAIL YOUR PROXY CARD(S) TODAY.

No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the Fund the expense of another solicitation for proxies required to achieve a quorum.

Please note, that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all your votes to be counted.

Thank you for your interest in the Fund.

                        DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.



      The undersigned stockholder of Dreyfus California Municipal Income, Inc. (the "Fund") hereby appoints Robert R. Mullery and Michael A. Rosenberg and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on July 23, 1997 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, September 12, 1997, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

      Please mark Boxes in blue or black ink.

      1.    Election of Directors.

-     FOR All     -     WITHHOLD authority only      -    WITHHOLD
      Nominees          for the Nominee(s)                authority for
                        whose name(s) I have              ALL Nominees
                        written below

Nominees are:     Class I - Lucy Wilson Benson, David W. Burke, Martin D. Fife

______________________________________________________________________________

      2. To ratify the selection of Ernst & Young LLP as the Fund's independent auditors.

      -     FOR              -     AGAINST           -    ABSTAIN

      3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


                                         Dated:_____________________, 1997




                                         ___________________________________
                                                     Signature(s)




                                         ___________________________________
                                                     Signature(s)



Sign, Date and return the Proxy
  Card Promptly using the
  Enclosed Envelope


                             DREYFUS MUNICIPAL INCOME, INC.



      The undersigned stockholder of Dreyfus Municipal Income, Inc. (the "Fund") hereby appoints Robert R. Mullery and Michael A. Rosenberg and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on July 23, 1997 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, September 12, 1997, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

      Please mark Boxes in blue or black ink.

      1.    Election of Directors.

-     FOR All     -     WITHHOLD authority only      -    WITHHOLD
      Nominees          for the Nominee(s)                authority for
                        whose name(s) I have              ALL Nominees
                        written below

Nominees are:     Class I - Lucy Wilson Benson, David W. Burke, Martin D. Fife

______________________________________________________________________________

      2. To ratify the selection of Ernst & Young LLP as the Fund's independent auditors.

      -     FOR              -     AGAINST           -    ABSTAIN

      3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


                                         Dated:_____________________, 1997




                                         ___________________________________
                                                     Signature(s)




                                         ___________________________________
                                                     Signature(s)



Sign, Date and return the Proxy
  Card Promptly using the
  Enclosed Envelope

                         DREYFUS NEW YORK MUNICIPAL INCOME, INC.



      The undersigned stockholder of Dreyfus New York Municipal Income, Inc. (the "Fund") hereby appoints Robert R. Mullery and Michael A. Rosenberg and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on July 23, 1997 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, September 12, 1997, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

      Please mark Boxes in blue or black ink.

      1.    Election of Directors.

-     FOR All     -     WITHHOLD authority only      -    WITHHOLD
      Nominees          for the Nominee(s)                authority for
                        whose name(s) I have              ALL Nominees
                        written below

Nominees are:     Class I - Lucy Wilson Benson, David W. Burke, Martin D. Fife

______________________________________________________________________________

      2. To ratify the selection of Ernst & Young LLP as the Fund's independent auditors.

      -     FOR              -     AGAINST           -    ABSTAIN

      3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


                                         Dated:_____________________, 1997




                                         ___________________________________
                                                     Signature(s)




                                         ___________________________________
                                                     Signature(s)



Sign, Date and return the Proxy
  Card Promptly using the
  Enclosed Envelope